UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3382	CAROLINA POWER & LIGHT COMPANY	56-0165465
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3274	FLORIDA POWER CORPORATION	59-0247770
d/b/a Progress Energy Florida, Inc.
299 First Avenue North
St. Petersburg, Florida 33701
Telephone: (727) 820-5151
State of Incorporation: Florida

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc. (Progress Energy), Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (PEC) and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (PEF). Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

In this report, Progress Energy, which includes Progress Energy, Inc. holding company (the Parent) and its regulated and nonregulated subsidiaries on a consolidated basis, is at times referred to as “we,” “us” or “our.” When discussing Progress Energy’s financial information, it necessarily includes the results of PEC and PEF (collectively, the Utilities). The term “Progress Registrants” refers to each of the three separate registrants: Progress Energy, PEC and PEF.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On January 1, 2008, Progress Energy, PEC and PEF implemented FASB Staff Position No.  FIN 39-1, “An Amendment of FIN 39, Offsetting of Amounts Related to Certain Contracts” (FSP FIN 39-1), which allows a reporting entity to make an accounting election whether or not to offset fair value amounts recognized for derivative instruments and related collateral assets and liabilities with the same counterparty under a master netting agreement. Prior to the adoption of FSP FIN 39-1, we and the Utilities offset fair value amounts recognized for derivative instruments under master netting arrangements. FSP FIN 39-1 was implemented as a retrospective change in accounting principle and, upon adoption, Progress Energy, PEC and PEF discontinued the offset of fair value amounts for such derivatives and have revised the original presentation in the combined Annual Report on Form 10-K for the year ended December 31, 2007 (2007 Form 10-K) for the retrospective implementation of FSP FIN 39-1 for all periods presented in this Form 8-K.

In addition to revising the original presentation in 2007 Form 10-K for the implementation of FSP FIN 39-1, we have included our previously disclosed corrections of an error in the presentation of the condensed consolidating Statements of Income reported in Note 23 and an error in the presentation of the unaudited summarized financial data reported for Progress Energy in Note 24. These corrections to the errors in the presentation of Note 23 and Note 24 were previously presented in the Progress Registrants’ Form 10-Q for the quarter ended March 31, 2008, under Item 5. Other Information. In Note 23, certain affiliate revenues of discontinued operations of our coal terminals and docks were incorrectly included in continuing operations. This resulted in misclassifications between income from continuing operations and discontinued operations, net of tax in the Subsidiary Guarantor column in the condensed consolidating Statements of Income for the years ended December 31, 2007, 2006 and 2005. There were equal and offsetting errors in the Other column, with no impact to the Parent or Progress Energy, Inc. columns. This correction is limited to the Subsidiary Guarantor and the Other columns in the condensed consolidating Statements of Income in Note 23 and does not affect Progress Energy’s Consolidated Statements of Income, Consolidated Balance Sheets or Consolidated Statements of Cash Flows. The Note 24 error related to the Progress Energy quarterly data reported for 2007 and 2006, which contained misclassifications between income from continuing operations and income from discontinued operations relating to the impacts of quarterly tax levelization adjustments. In accordance with the provisions of Accounting Principles Board Opinion No. 28, “Interim Financial Reporting,” GAAP requires companies to apply a levelized effective tax rate to interim periods that is consistent with the estimated annual effective tax rate. The tax levelization expense or benefit recorded during the interim period, which has no impact on total year net income, maintains an effective tax rate consistent with the estimated annual effective tax rate. When the synthetic fuels businesses were reclassified to discontinued operations in the fourth quarter of 2007, the impacts of the quarterly tax levelization adjustments associated with the synthetic fuels tax credits were not also reclassified to discontinued operations. This correction is limited to amounts reported for Progress Energy only in Note 24 in the 2007 Form 10-K and does not affect the information presented in Note 24 for PEC and PEF or our previously filed quarterly reports on Form 10-Q. This correction does not affect our Consolidated Statements of Income for 2007 or 2006, as the quarterly tax levelization adjustments net to zero on an annual basis.

Exhibit 99 to this Report includes the information initially presented under Item 6. Selected Financial Data, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, Item 8. Financial Statements and Supplementary Data, Item 9A. Controls and Procedures, Item 9A(T). Controls and Procedures, and Schedule II - Valuation and Qualifying Accounts as listed in Item 15. Exhibits and Financial Statement Schedules of the 2007 Form 10-K, revised to reflect the implementation of FSP FIN 39-1 and the correction of the errors in presentation in Note 23 and Note 24. These revisions have no effect on the Progress Registrants’ reported net income for any of the periods presented. Exhibit 99 also includes a glossary of terms, cautionary statements regarding certain forward-looking information and the Reports of Independent Registered Accounting Firm on Progress Energy’s, PEC’s and PEF’s

financial statements for the periods presented. The information contained in this Report, including Exhibit 99, does not modify or update any disclosures in the 2007 Form 10-K for matters occurring subsequent to December 31, 2007, except as required to reflect the items discussed above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	EXHIBITS.

	23(a)	Consent of Deloitte & Touche LLP.

	23(b)	Consent of Deloitte & Touche LLP.

	23(c)	Consent of Deloitte & Touche LLP.

99
Revised Item 6. Selected Financial Data, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, Item 8. Financial Statements and Supplementary Data, Item 9A. Controls and Procedures, Item 9A(T). Controls and Procedures, and Schedule II - Valuation and Qualifying Accounts as listed in Item 15. Exhibits and Financial Statement Schedules to the combined Annual Report on Form 10-K for the year ended December 31, 2007 of Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.
FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
Date: November 6, 2008		Registrants

	By:	/s/ Jeffrey M. Stone
Jeffrey M. Stone
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23(a)	Consent of Deloitte & Touche LLP.
23(b)	Consent of Deloitte & Touche LLP.
23(c)	Consent of Deloitte & Touche LLP.
99
Revised Item 6. Selected Financial Data, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, Item 8. Financial Statements and Supplementary Data, Item 9A. Controls and Procedures, Item 9A(T). Controls and Procedures, and Schedule II - Valuation and Qualifying Accounts as listed in Item 15. Exhibits and Financial Statement Schedules to the combined Annual Report on Form 10-K for the year ended December 31, 2007 of Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc.